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                                                                    Exhibit 23.2

                      Consent of PricewaterhouseCoopers LLP



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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Union Planters Corporation of our report dated October 15, 1998, which appears on page B-2 of Exhibit 99.1 in the Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 of Union Planters Corporation.

/S/ PricewaterhouseCoopers LLP
Memphis, Tennessee
November 12, 1998